UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2022

RAYONT INC.

(Exact name of registrant as specified in its charter)

Nevada	000-56020	27-5159463
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

228 Hamilton Avenue, 3rd Floor, Palo Alto,

California, 94301

1 (855) 801-9792

(Address, including zip code, and telephone number, including area code,

of registrant’s principal executive offices)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par $0.001 per share	RAYT	OTC Markets Group

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On June 29, 2022, pursuant to an Asset Sale Agreement (the “Agreement”), Rayont (Australia) Pty Ltd and Rayont International (Labuan) Ltd, both wholly- owned subsidiaries of Rayont Inc, the Registrant, (hereinafter collectively referred to as the “Seller” ) sold and transferred its license for the Next Generation Photo Dynamic Therapy (“NGPDT”) for Sub-Sahara Africa and its related equipment to Nova Medical Group Pty Ltd. (the “Buyer”), for total consideration of USD $3,500,000 (the “Purchase Price”). The Purchase price consists to $2,500,000 for the license and $1,000,000 for the research equipment associated with the license. The Purchase Price is evidenced by a Loan Agreement dated June 29, 2022 (the “Loan”), from the Buyer to the Sellers in the total amount of $3,500,000 and payable in 36 equal monthly installments, with interest at 8%, commencing on July 31, 2022. The Loan Agreement is secured by a Security Agreement dated June 29, 2022, securing payment of the Loan by all of the assets of the Buyer. The sale of the license and equipment will allow the Registrant to concentrate on its other alternative medical products and procedures business, while at the same time improving its cash and liquidity positions.

The foregoing description of the Asset Sale Agreement, the Loan Agreement and the Security Agreement do not purport to be complete and is qualified in their entirety by reference to the complete text of the documents, which are filed as exhibits to this report and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On June 29, 2022, the Registrant issued a press release announcing the sale of the NGPDT license and equipment thereto, to Nova Medical Group Pty Ltd. A copy of the press release is being furnished as Exhibit 99.1 hereto and is incorporated into this Item 7.01 by reference.

The information furnished pursuant to Item 7.01, including Exhibits 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing of Basic’s under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Asset Sale Agreement (License and Equipment) between Nova and the Registrant’ subsidiaries dated June 29, 2022.
10.2	Loan Agreement between Nova and the Registrant’ subsidiaries dated June 29, 2022.
10.3	Security Agreement between Nova and the Registrant’ subsidiaries dated June 29, 2022.
99.1	Press Release issued June 29, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

RAYONT INC.

Dated: July 7, 2022	By:	/s/ Marshini Aliya Moodley
Marshini Aliya Moodley
CEO and President

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